Sale of RPK	12 Months Ended
Dec. 31, 2024
Sale of RPK [Abstract]
Sale of RPK
5.	Sale of RPK

During the year ended December 31, 2024, the Company commenced plans to sell its subsidiary - RPK, and on March 24, 2024, pursuant to the signed definitive Share Purchase Agreement and Escrow Agreement with Somai in February 2024, the Company completed the transaction with Somai for the sale of RPK.

Under the terms of the Share Purchase Agreement, Somai acquired RPK for a total cash consideration of Two Million United States Dollars ($2,000,000). In addition, Somai assumed up to One Million Euros of current liabilities and RPK’s debt with the senior secured lender Bank, Caixa Agricola. In total, Somai assumed approximately 4,000,000 Euros of debt. In accordance with the agreement, a deposit of Five Hundred Thousand United States Dollars ($500,000) was released from a joint escrow account and the remainder of the purchase price was paid directly to the Company.

In connection with the closing, the Company paid a cash finder’s fee for an aggregate of $446,250.

The Company recognized a gain on sale of subsidiary of $198,780 in the consolidated statements of loss and comprehensive loss. The gain on sale was computed as follows:

Cash received	$2,000,000
Finder’s fee – transaction cost	(446,250)
Consideration received, net	$1,553,750

Cash	$105,175
Accounts receivable (note 6)	158,812
Inventory (note 7)	895,715
Prepayments	33,762
Property, plant and equipment, net (note 9)	1,769,221
Intangible licenses (note 11)	3,783,117
Accounts payable	(2,016,744)
Bank loans (note 14)	(3,374,088)
Net assets sold	$1,354,970

Gain on sale of subsidiary	$198,780

The Company accounted for the operating results of RPK which was a net loss of $827,620 as a discontinued operation during the year ended December 31, 2024 and has reclassified the operating results of RPK as a discontinued operation for the year ended December 31, 2023.